UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 11, 2006

Warp Technology Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-33197	88-0467845
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Railroad Avenue, Greenwich, Connecticut		06830
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	203 422 2950

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On January 11, 2006, Warp Technology Holdings, Inc. operating under the name Halo Technology Holdings ("Halo" or the "Company") entered into certain convertible promissory motes (the "Notes") in the aggregate principal amount of Seven Hundred Thousand Dollars ($700,000). Interest accrues under the Notes at the rate of ten percent (10%) per annum. The Notes will automatically convert into (i) such number of fully paid and non-assessable shares of the Company’s Series E Preferred Stock (the "Series E Stock") equal to the aggregate outstanding principal amount due under the Notes plus the amount of all accrued but unpaid interest under the Notes divided by $1.25, and (ii) warrants (the "Warrants") to purchase a number of shares of the Company’s Common Stock equal to 40% of such number of shares of Series E Stock issued to the holder. This automatic conversion will occur upon the effectiveness of the filing of the Certificate of Designations, Preferences and Rights (the "Certificate of Designations") pertaining to the Company’s Series E Preferred Stock. In the event that the Certificate of Designations is not filed 30 days after the notes were entered into (February 10, 2006) then the holders of the Notes may demand that the Company pay the principal amount of the Notes, together with accrued interest. A copy of the form of the Notes is attached as Exhibit 4.14 to this current report and is incorporated herein by reference. The foregoing description of the Notes is qualified in its entirety by reference to the full text of the Notes.

Also on January 11, 2006, the Company entered into certain Subscription Agreements (the "Subscription Agreements") for the sale of Series E Stock and Warrants. In addition to the conversion of the principal and interest under the Notes, investors (the "Investors") under the Subscription Agreements agreed to invest $150,000 and committed to convert the principal and interest due under certain promissory notes issued by the Company in the aggregate principal amount of $1,000,000. Of these notes, an aggregate of $500,000 in principal amount was issued in September, 2005 and described in the Company’s current report on Form 8-K filed on September 26, 2005, and an aggregate of $500,000 in principal amount was issued in October, 2005 and described in the second Current Report on Form 8-K filed by the Company on October 27, 2005. Accordingly, these notes were amended by the Subscription Agreement. Also under the Subscription Agreement, an investor agreed to convert $67,500 in certain advisory fees due from the Company into Series E Stock and Warrants.

The material terms of the Subscription Agreements are as follows. The Company designates the closing date. The closing is anticipated to occur when the Series E Certificate of Designations becomes effective. The obligations of the investors under the Subscription Agreement are irrevocable, provided that if the closing has not occurred within 30 days of the date of the agreement, the investors may revoke the agreement.

No later than seventy five (75) days after the completion of the offering, the Company agreed to file with the SEC a registration statement covering the Common Stock underlying the Series E Stock and the Warrants, and any Common Stock that the Company may elect to issue in payment of the dividends due on the Series E Stock.

Upon the completion of this offering, with a full round of investment of $10,000,000, the Investors will have the right for 15 months to invest, in the aggregate, an additional $10,000,000 in Common Stock of the Company, at $2.00 per share of Common Stock (as adjusted for stock splits, reverse splits, and stock dividends) or a 20% discount to the prior 30 day trading period, whichever is lower. Each Investor’s right shall be his, her or its pro rata amount of the initial offering.

In the event that the Company completes or enters into agreements to sell equity securities on or before February 15, 2006, the Investor may convert the Securities received under the Subscription Agreement into such other equity securities as if the Investor had invested the amount invested in such securities. The Company will provide the Investor will five business days notice of such right. The Investor will be required to execute and deliver all such transaction documents as required by the Company in order to convert the Securities into such other securities. If the Investor so converts, all rights in the Securities shall cease.

Certain of these transactions were entered into by Mr. David Howitt, a director of the Company. Mr. Howitt invested $350,000 under the Notes, and agreed to invest another $150,000 under the Subscription Agreement. Mr. Howitt recused himself from the Board of Directors decisions approving these transactions.

A copy of the form of the Subscription Agreement is attached as Exhibit 10.115 to this current report and is incorporated herein by reference. The foregoing description of the Subscription Agreement is qualified in its entirety by reference to the full text of the Subscription Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 11, 2006, Warp Technology Holdings, Inc. operating under the name Halo Technology Holdings ("Halo" or the "Company") entered into certain convertible promissory motes (the "Notes") in the aggregate principal amount of Seven Hundred Thousand Dollars ($700,000). Interest accrues under the Notes at the rate of ten percent (10%) per annum. The Notes will automatically convert into (i) such number of fully paid and non-assessable shares of the Company’s Series E Preferred Stock (the "Series E Stock") equal to the aggregate outstanding principal amount due under the Notes plus the amount of all accrued but unpaid interest under the Notes divided by $1.25, and (ii) warrants (the "Warrants") to purchase a number of shares of the Company’s Common Stock equal to 40% of such number of shares of Series E Stock issued to the holder. This automatic conversion will occur upon the effectiveness of the filing of the Certificate of Designations, Preferences and Rights (the "Certificate of Designations") pertaining to the Company’s Series E Preferred Stock. In the event that the Certificate of Designations is not filed 30 days after the notes were entered into (February 10, 2006) then the holders of the Notes may demand that the Company pay the principal amount of the Notes, together with accrued interest. A copy of the form of the Notes is attached as Exhibit 4.14 to this current report and is incorporated herein by reference. The foregoing description of the Notes is qualified in its entirety by reference to the full text of the Notes.

Item 3.02 Unregistered Sales of Equity Securities.

On January 11, 2006, Warp Technology Holdings, Inc. operating under the name Halo Technology Holdings ("Halo" or the "Company") entered into certain convertible promissory motes (the "Notes") in the aggregate principal amount of Seven Hundred Thousand Dollars ($700,000). Interest accrues under the Notes at the rate of ten percent (10%) per annum. The Notes will automatically convert into (i) such number of fully paid and non-assessable shares of the Company’s Series E Preferred Stock (the "Series E Stock") equal to the aggregate outstanding principal amount due under the Notes plus the amount of all accrued but unpaid interest under the Notes divided by $1.25, and (ii) warrants (the "Warrants") to purchase a number of shares of the Company’s Common Stock equal to 40% of such number of shares of Series E Stock issued to the holder. This automatic conversion will occur upon the effectiveness of the filing of the Certificate of Designations, Preferences and Rights (the "Certificate of Designations") pertaining to the Company’s Series E Preferred Stock. In the event that the Certificate of Designations is not filed 30 days after the notes were entered into (February 10, 2006) then the holders of the Notes may demand that the Company pay the principal amount of the Notes, together with accrued interest. A copy of the form of the Notes is attached as Exhibit 4.14 to this current report and is incorporated herein by reference. The foregoing description of the Notes is qualified in its entirety by reference to the full text of the Notes.

Also on January 11, 2006, the Company entered into certain Subscription Agreements (the "Subscription Agreements") for the sale of Series E Stock and Warrants. In addition to the conversion of the principal and interest under the Notes, investors (the "Investors") under the Subscription Agreements agreed to invest $150,000 and committed to convert the principal and interest due under certain promissory notes issued by the Company in the aggregate principal amount of $1,000,000. Of these notes, an aggregate of $500,000 in principal amount was issued in September, 2005 and described in the Company’s current report on Form 8-K filed on September 26, 2005, and an aggregate of $500,000 in principal amount was issued in October, 2005 and described in the second Current Report on Form 8-K filed by the Company on October 27, 2005. Accordingly, these notes were amended by the Subscription Agreement. Also under the Subscription Agreement, an investor agreed to convert $67,500 in certain advisory fees due from the Company into Series E Stock and Warrants.

Upon the completion of this offering, with a full round of investment of $10,000,000, the Investors will have the right for 15 months to invest, in the aggregate, an additional $10,000,000 in Common Stock of the Company, at $2.00 per share of Common Stock (as adjusted for stock splits, reverse splits, and stock dividends) or a 20% discount to the prior 30 day trading period, whichever is lower. Each Investor’s right shall be his, her or its pro rata amount of the initial offering.

In the event that the Company completes or enters into agreements to sell equity securities on or before February 15, 2006, the Investor may convert the Securities received under the Subscription Agreement into such other equity securities as if the Investor had invested the amount invested in such securities. The Company will provide the Investor will five business days notice of such right. The Investor will be required to execute and deliver all such transaction documents as required by the Company in order to convert the Securities into such other securities. If the Investor so converts, all rights in the Securities shall cease.

A copy of the form of the Subscription Agreement is attached as Exhibit 10.115 to this current report and is incorporated herein by reference. The foregoing description of the Subscription Agreement is qualified in its entirety by reference to the full text of the Subscription Agreement.

The sale of the Securities under the Subscription Agreement was made in reliance upon the exemption from the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"), set forth in Sections 4(2) thereof and the rules and regulations under the Securities Act, including Regulation D, as transactions by an issuer not involving any public offering and/or sales to a limited number of purchasers who were acquiring such securities for their own account for investment purposes and not with a view to the resale or distribution thereof. The Investors under the Subscription Agreement acquired the shares for their own respective accounts.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

4.14 Form of Note first issued January 11, 2006

10.115 Subscription Agreement entered into January 11, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Warp Technology Holdings, Inc.

January 18, 2006	By:	Ernest Mysogland

Name: Ernest Mysogland
Title: Executive Vice President

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Exhibit Index

Exhibit No.	Description

4.14	Form of Note first issued January 11, 2006
10.115	Subscription Agreement entered into January 11, 2006